UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2008

Kelyniam Global, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-52569	20-4130012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1100 North University Avenue Suite 135 Little Rock, Arkansas	72207 (Zip Code)
(Address of principal executive offices)

 (800) 280-8192
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2008, by a unanimous written consent of the board of directors of Kelyniam Global, Inc, (the “Company”), a Nevada corporation, Mr. Richard G. Owston was appointed to a position as a Director of the Company.

On March 11, 2008, an agreement was entered into with Mr. Richard G. Owston, for a stock compensation package in which 150,000 shares were issued to Mr. Owston valued at $30,000 in exchange for services on the company’s board of directors.   Mr. Owston purchased an additional 50,000 shares at a price of $.20 per share for a total of $10,000 on March 11, 2008 for his own personal investment.  Mr. Owston’s Executive Profile will be posted on the Company’s website soon after the date of this report.

Item 7.01 Regulation FD Disclosure

In addition to securities that have been registered on the Company’s most recent registration statement on Form SB-2, filed on January 28, 2008, effective January 31, 2008, three of the Company’s affiliates intend to sale additional shares of stock under the provisions of Rule 144.  The following table outlines the total amounts of stock each affiliate intends to sale as of the date of this report:

James Ketner	Pres/CEO/Chairman	40,000 shares registered on a registration statement filed on form SB-2*
95,000 shares under the provisions of Rule 144*
Michelle LynRay	Sec/Treasurer/Director	40,000 shares registered on a registration statement filed on form SB-2*
95,000 shares under the provisions of Rule 144*
John Mastoloni	VP/Director	40,000 shares registered on a registration statement filed on form SB-2*
20,000 shares under the provisions of Rule 144*

*The officer intends to loan the proceeds from the sales of these securities to the Company in order to facilitate future growth and acquisitions.  Information pertaining to the dollar amounts and the disposition of the funds from the sales of these securities will be found within 10 days of the execution of said sales on the officers disclosure statements filed on Form 4 with the Commission.

As of the date of this report, the company’s current share structure is as follows:

Authorized Stock	10,000,000 common shares
Outstanding Stock	9,713,300 common shares
Tradable Float	811,300 common shares

The company has no warrants, stock options, preferred, or any other special series of stock at the time of this report.

The company has no off balance sheet arrangements as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2008	KELYNIAM GLOBAL, INC.

	By:	/s/ James Ketner
James Ketner
President/CEO/Chairman

	By:	/s/ Michelle LynRay
Michelle LynRay
Secretary/Treasurer/Director

	By:	/s/ John Mastoloni
John Mastoloni
Vice President/Director

	By:	/s/ Alexander Borges dos Santos
Alexander Borges dos Santos
Vice President/Director